Annual Report

New York Tax-Free Funds

February 28, 2001

T. Rowe Price


REPORT HIGHLIGHTS
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New York Tax-Free Funds

o Thanks to a slowing economy and favorable supply-and-demand factors, most tax-exempt bonds posted excellent returns during the past 12 months.

o The New York Tax-Free Bond Fund provided its first double-digit return since February 1996, while the money fund generated attractive results in line with its peer group.

o The bond fund's strong results versus the competition were largely due to our duration strategy as the Fed reversed course and lowered rates in the face of a weaker economy.

o The yields offered by tax-exempt securities remain extremely attractive compared with Treasury yields, and we are constructive in our outlook for New York.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Municipal bonds turned in solid performances for the 6- and 12-month periods ended February 28, 2001, largely due to favorable supply-and-demand factors and a slowing economy that surfaced toward the end of last year. The Federal Reserve's efforts to keep the economy from slipping into a recession contributed to the bond market rally. As a result, your funds provided excellent absolute and relative returns versus their peers.


MARKET ENVIRONMENT

                                                  New York             New York
                                                Bond Index          Money Index

  2/29/00                                             6.11                 3.65
                                                      5.84                 3.70
                                                      6.01                 5.25
  5/00                                                6.01                 3.90
                                                      5.89                 4.55
                                                      5.76                 4.15
  8/00                                                5.59                 4.05
                                                      5.76                 5.45
                                                      5.65                 4.35
  11/00                                               5.56                 3.95
                                                      5.27                 4.65
                                                      5.21                 3.85
  2/28/01                                             5.25                 2.95

     The economy turned 180 degrees over the past 12 months. At the beginning of 2000, the economy was racing along at a 6% annual growth rate. In an effort to keep the booming economy and stock market from igniting inflation, the Federal Open Market Committee raised the federal funds rate a total of six times between June 1999 and May 2000 to 6.5%. The fixed-income markets were encouraged by the Fed's efforts to slow the pace of the economy with a tight monetary policy and by the Treasury's program to use some of the budget surplus to reduce U.S. government debt. These actions drove prices of intermediate and longer-term bonds higher and yields lower in anticipation of a soft economic landing. As a result, the Treasury yield curve remained inverted through much of last year as short-term interest rates were higher than longer-term rates.

     During the past six months, rapidly rising energy costs and a sell-off in stocks resulted in a rather abrupt slowdown in consumer demand and business investment. In the fourth quarter of 2000, the economy slowed to around 1% annual growth rate as the manufacturing sector cut production to reduce inventory growth. As the pace of hiring slowed and the unemployment rate began to rise, consumer confidence fell sharply. The Fed became concerned enough about the abruptly weakening economy that it reversed course early this year and lowered the federal funds rate a full percentage point. Both the municipal and Treasury yield curves steepened as short-term rates moved lower in concert with Fed actions. The chart on page 1 shows the trend of New York municipal rates during the 12 months ended February 28, 2001.

     Municipal bonds posted their best return last year since 1995-11.7% as measured by the Lehman Brothers Municipal Bond Index. A weaker economy and modest inflation provided a favorable backdrop for fixed-income investments. The municipal market experienced strong demand from investors seeking a haven from the volatile stock market. At the same time, municipal bond supply fell 12.5% in 2000 from the previous year, also helping to push prices higher.

     In New York, the state experienced strong growth in 2000, but it is likely to slow in 2001 to reflect the national economic slowdown. New York reported that private sector job growth outpaced the national average in 2000 for the second consecutive year, causing a drop in the unemployment rate to a yearly low of 4.4% in October 2000, the lowest since November 1988. Unemployment for the year overall was 4.7%. Personal income growth was strong at 7.8%, fueled by a large increase in financial sector bonus payments at the beginning of 2000 and a rise in total employment. Personal income is estimated to drop to 4.6% in 2001 and 3.9% in 2002, due in part to expected reductions in financial sector bonus payments. We expect the unemployment rate to rise to 5.3% in 2001 and 5.6% in 2002.


PROSPECTUS UPDATE
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Supplement to Prospectus Dated July 1, 2000

Effective March 1, 2001, the Portfolio Management paragraph on page 21 of the funds' prospectus was replaced with the following:

Money Fund Joseph K. Lynagh, Chairman, M. Helena Condez, T. Dylan Jones, and Eric N. Mader. Mr. Lynagh has been chairman of the fund's committee since 2000. He joined T. Rowe Price in 1991 and has worked within the Municipal Department since 1994.


     New York State's financial management has benefited from stronger-than-expected revenue growth. Fiscal year 2001, which will end on June 30, 2001, is projected to close with a $1.36 billion surplus-the sixth consecutive budget surplus. Governor Pataki has prudently recommended using the surplus to increase reserves in fiscal year 2002 to bolster the state's finances against the economic slowdown and previously enacted tax cuts.


NEW YORK TAX-FREE MONEY FUND

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 2/28/01                      6 Months            12 Months

     New York Tax-Free
     Money Fund                                     1.66%                3.44%

     Lipper New York Tax-Exempt
     Money Market Funds Average                     1.67                 3.45

     The fund's return for the past six months was 1.66%, and for the past 12 months it was 3.44%, in line with the results of the Lipper average for similar funds in both periods. Diminishing economic strength and a shift in Fed policy toward lower short-term rates significantly lowered tax-exempt money market yields, which had drifted higher earlier in the year. Yields on one-year maturities, which averaged around 4.35% for the first 10 months of the fund's fiscal year, declined to 3.30% at the end of February. With nervous investors seeking a haven from plummeting stock prices, cash flows to money market funds surged to record levels.

     Investor demand for New York money market securities continued to exceed supply. Industry-wide assets in New York money market securities grew substantially over the period, rising more than 23% during the period. With demand outstripping supply, New York rates were anywhere from 10 to 20 basis points lower than corresponding national rates, resulting in a slightly steeper yield curve than the national average. (One hundred basis points equal one percent.) Consequently, the fund operated for much of the year with a weighted average maturity longer than its peer group-42 days compared with 39 days. With longer securities yielding more than shorter maturities, we expect to maintain a longer weighted average maturity for the near term.


NEW YORK TAX-FREE BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 2/28/01                      6 Months            12 Months

     New York Tax-Free
     Bond Fund                                      5.37%               12.98%

     Lipper New York Municipal
     Debt Funds Average                             5.12                12.07

     Your fund's returns for the 6- and 12-month periods were 5.37% and 12.98%, respectively, comfortably ahead of the Lipper peer group average for competing funds. Six-month dividends per share were down a penny to $0.26 from last August, reflecting lower rates, but the fund's net asset value rose from $10.66 to $10.96 per share over the past six months. Strong demand for tax-exempt bonds during a period of low issuance allowed for double-digit returns not seen since the fund's fiscal year ended February 29, 1996.

     As mentioned, high tax revenues made less borrowing possible as municipalities chose to use their budget surpluses for their current needs rather than incur long-term debt. In addition, falling stock prices made investors reassess their portfolio weightings and invest in bonds for less volatile returns. Demand outweighed supply, and munis with their attractive yields provided an alluring alternative to Treasuries, contributing to the exemplary results.

     We made a few changes to sector holdings, increasing our allocation to local general obligations from 8% to 13% with new purchases in Westchester County, New York City, and Rochester.

     The fund's duration declined from 8.1 years in late August to 6.8 years by late February. (Duration is a measure of interest rate volatility. For example, a fund with a duration of eight years can be expected to rise or fall about 8% in price in response to a one-percentage-point fall or rise in interest rates.) The decline was primarily due to price appreciation, which resulted in holdings being priced to their call dates rather than to their maturities. We also decreased duration in December by selling bonds maturing in 20 years or longer as the market rallied into year-end. Proceeds were reinvested into longer-maturing bonds with improved call structures, as well as bonds maturing in 15 years or less. This strategy proved beneficial as the shorter bonds outperformed in January and February.

     We made a few changes to sector holdings, increasing our allocation to local general obligations from 8% to 13% with new purchases in Westchester County, New York City, and Rochester. The fund experienced two unforeseen calls during the period that had a slight impact on performance. Westchester County Industrial Development Agency redeemed a large portion of our position, and New York State Mortgage Agency also called a position with a high coupon due to prepayments on the underlying mortgages. Both positions were called at par.

     We will continue to maintain a neutral to slightly aggressive duration posture for the near term. Turmoil in the stock market and the Fed's bias toward continued easing should bode well for bonds. New York tends to schedule a large portion of its new issuance during the first quarter of the year, and we will attempt to take advantage of this additional supply to improve the fund's call structure and maintain a well-diversified portfolio.


OUTLOOK

     After the solid returns of the past year, our expectations for the coming year are more balanced. Investors appear interested in allocating more of their investments to less volatile assets, including municipal bonds. Cash flows into fixed-income mutual funds in general, and money market funds in particular, are up strongly. In addition, at the end of February municipal yields were only marginally lower than federally taxable Treasury yields. Thus, even if the tax package proposed by President Bush is adopted and the top federal income tax rate is lowered to 33%, taxable-equivalent yields on municipal bonds will still exceed comparable Treasury yields.

     With the economy expected to remain sluggish through the first half of the year, the Federal Reserve will most likely cut short-term interest rates in the months ahead. Lower short-term rates are already reflected to a certain degree in current yield levels, which are low on both an absolute and historical basis. While we expect investor demand to remain strong, we also recognize that municipal supply is growing to meet the demand. In the first two months of 2001, new issue supply was running 40% ahead of last year's pace. The strong economy that boosted municipal borrowers' credit ratings over the past few years may be coming to an end, resulting in more mixed credit trends.

     In New York, the rating agencies have favored the state with upgrades for its progress in improving financial management practices and for its strong economic growth. Standard & Poor's and Fitch raised the state's rating from A+ to AA, and Moody's raised the rating for debt secured by state appropriations to A3 from Baa1. These changes reflect a greater degree of confidence in New York's creditworthiness.


     Respectfully submitted,


     Joseph K. Lynagh
     Chairman of the Investment Advisory Committee
     New York Tax-Free Money Fund

     Konstantine B. Mallas
     Chairman of the Investment Advisory Committee
     New York Tax-Free Bond Fund

     March 23, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Management Change

At the end of the funds' fiscal year, Patrice L. Berchtenbreiter stepped down from managing our money market funds, and Joseph K. Lynagh has replaced her as chairman of the Investment Advisory Committee of the New York Tax-Free Money Fund with day-to-day responsibility for managing the portfolio. Mr. Lynagh joined T. Rowe Price in 1991 and has worked in the Municipal Department since 1994. He was a member of the investment advisory committees of both New York funds before assuming his current role. Mr. Lynagh is a Chartered Financial Analyst and has a master's degree in finance from Loyola College.


T. Rowe Price New York Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

New York Tax-Free Money Fund                         8/31/00      2/28/01

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                         0.017        0.017

  For 12 months                                        0.032        0.034

Dividend Yield (7-Day Compound) *                       3.65%        2.81%

Weighted Average Maturity (days)                          51           42

Weighted Average Quality**                           First Tier   First Tier


New York Tax-Free Bond Fund

Price Per Share                                      $ 10.66      $ 10.96

Dividends Per Share

  For 6 months                                          0.27         0.26

  For 12 months                                         0.53         0.53

30-Day Dividend Yield *                                 5.04%        4.70%

30-Day Standardized Yield to Maturity                   4.89         4.25

Weighted Average Maturity (years)                       17.7         16.5

Weighted Average Effective Duration (years)              8.1          6.8

Weighted Average Quality ***                             AA-          AA-


* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price New York Tax-Free Funds
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Portfolio Highlights
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SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                     8/31/00      2/28/01

New York Tax-Free Money Fund
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Housing Finance Revenue                                   15%          17%

Prerefunded Bonds                                         10           13

Water and Sewer Revenue                                   12           10

General Obligation - Local                                 9            9

Ground Transportation Revenue                              7            9

Educational Revenue                                        7            8

Dedicated Tax Revenue                                      6            7

Miscellaneous Revenue                                      6            5

Electric Revenue                                           4            5

Nuclear Revenue                                            9            4

Air and Sea Transportation Revenue                         --           4

General Obligation - State                                 6            3

Hospital Revenue                                           2            2

Lease Revenue                                              1            2

All Other                                                  3            1

Other Assets Less Liabilities                              3            1
--------------------------------------------------------------------------------
Total                                                    100%         100%


New York Tax-Free Bond Fund
--------------------------------------------------------------------------------

Dedicated Tax Revenue                                     15%          16%

Lease Revenue                                             14           13

General Obligation - Local                                 8           13

Educational Revenue                                       10           10

Housing Finance Revenue                                    9            7

Air and Sea Transportation Revenue                         7            7

Water and Sewer Revenue                                    8            6

Ground Transportation Revenue                              4            5

Prerefunded Bonds                                          5            5

Nuclear Revenue                                            4            4

Hospital Revenue                                           5            4

Miscellaneous Revenue                                      3            3

Life Care / Nursing Home Revenue                           2            2

Electric Revenue                                           1            2

Industrial and Pollution Control Revenue                   2            2

All Other                                                  2            2

Other Assets Less Liabilities                              1           -1
--------------------------------------------------------------------------------

Total                                                    100%         100%


T. Rowe Price New York Tax-Free Funds

Performance Comparison

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

New York Tax-Free Money Fund

     As of 2/28/01                         Lipper
                                           New York
                                           Tax-Exempt          New York
                                           Money Market        Tax-Free
     Date                                  Average Funds       Money Fund

     2/91                                  10000               10000
     2/92                                  10370               10360
     2/93                                  10606               10591
     2/94                                  10797               10786
     2/95                                  11063               11054
     2/96                                  11423               11415
     2/97                                  11753               11747
     2/98                                  12114               12112
     2/99                                  12447               12453
     2/00                                  12786               12800
     2/01                                  13223               13240


New York Tax-Free Bond Fund

As of 2/28/01                                         Lipper
                                        Lehman        New York
                                        Brothers      Municipal       New York
                                        Municipal     Debt Funds      Tax-Free
                                        Bond Index    Average         Bond Fund

2/91                                    10000          10000          10000
2/92                                    10999          11067          11067
2/93                                    12513          12777          12814
2/94                                    13205          13483          13623
2/95                                    13454          13406          13724
2/96                                    14940          14725          15157
2/97                                    15763          15390          15918
2/98                                    17204          16816          17470
2/99                                    18262          17730          18532
2/00                                    17882          16914          17703
2/01                                    20088          19016          20001


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

  Periods Ended 2/28/01        1 Year      3 Years      5 Years     10 Years

  New York Tax-Free Money Fund   3.44%        3.01%        3.01%        2.85%

  New York Tax-Free Bond Fund   12.98         4.61         5.70         7.18

     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Fund.


T. Rowe Price New York Tax-Free Bond Fund
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Financial Highlights      For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE

Beginning of period      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
Investment activities
  Net investment income
  (loss)                    0.034*     0.028*     0.028*     0.031*     0.029*

Distributions
  Net investment income    (0.034)    (0.028)    (0.028)    (0.031)    (0.029)

NET ASSET VALUE
End of period            $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Ratios/Supplemental Data

Total return(diamond)        3.44%*     2.79%*     2.81%*     3.11%*     2.91%*


Ratio of total expenses
to average net assets        0.55%*     0.55%*     0.55%*     0.55%*     0.55%*


Ratio of net investment
income (loss) to average
net assets                   3.39%*     2.76%*     2.77%*     3.07%*     2.86%*


Net assets, end of period
(in thousands)           $115,274   $114,524   $106,119   $ 95,333   $ 82,729


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/01.


The Accompanying notes are an integral part of these financial statements.

T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights           For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          2/28/01    2/29/00    2/28/99    2/28/98    2/28/97
NET ASSET VALUE
Beginning of period      $  10.20   $  11.23   $  11.26   $  10.80   $  10.85

Investment activities
  Net investment
  income (loss)              0.53       0.52       0.53       0.57       0.57*
  Net realized and
  unrealized gain
  (loss)                     0.76      (1.02)      0.13       0.46      (0.05)

  Total from
  investment activities      1.29      (0.50)      0.66       1.03       0.52

Distributions
  Net investment income     (0.53)     (0.52)     (0.53)     (0.57)     (0.57)
  Net realized gain           -        (0.01)     (0.16)       -          -

  Total distributions       (0.53)     (0.53)     (0.69)     (0.57)     (0.57)

NET ASSET VALUE
End of period               10.96      10.20      11.23      11.26   $  10.80
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)       12.98%     (4.47)%     6.08%      9.75%     5.02%*

Ratio of total expenses
to average net assets        0.56%      0.58%      0.59%      0.61%     0.65*

Ratio of net investment
income (loss) to average
net assets                   5.03%      4.94%      4.77%      5.16%     5.35*

Portfolio turnover rate      36.1%      77.5%      55.4%      55.0%     96.9*

Net assets, end of period
(in thousands)           $205,462   $180,243   $216,010   $177,393   $144,532


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                              February 28, 2001

Statement of Net Assets                                Par               Value
--------------------------------------------------------------------------------
                                                            In thousands

NEW YORK  98.8%

Brentwood Union Free School Dist., GO, TAN,
       5.00%, 6/29/01                          $   1,000           $   1,002

Dormitory Auth. of the State of New York
     TECP, 3.30%, 5/5/01                                  2,000        2,000

     Columbia Univ., VRDN (Currently 3.70%)               5,000        5,000

     Cornell Univ., VRDN (Currently 3.30%)                2,000        2,000

     Memorial Sloan Kettering Cancer Center
       VRDN (Currently 2.95%)                             2,400        2,400

       VRDN (Currently 3.00%)                               200          200

     Metropolitan Museum of Art
       VRDN (Currently 2.90%)                             1,990        1,990

Erie County Water Auth.
       VRDN (Currently 2.80%) (AMBAC Insured)             2,650        2,650

Half Hollow Central School Dist., GO, TAN,
       4.80%, 6/29/01                                     1,000        1,002

Long Island Power Auth., Electric Systems
     VRDN (Currently 3.00%)                               2,500        2,500

Metropolitan Transportation Auth., TECP,
       4.40%, 3/8/01                                      2,500        2,500

Municipal Assistance, VRDN (Currently 3.37                2,300        2,300

Nassau County, RAN, GO, 6.00%, 3/20/01                    2,000        2,002

New York City
       7.10%, 8/15/10 (Prerefunded 8/15/01!)                  200          203

       7.20%, 8/15/15 (Prerefunded 8/15/01!)                 50           51

New York City, GO
       VRDN (Currently 3.25%)                             2,500        2,500

       VRDN (Currently 3.25%) (FGIC Insured)                500          500

       7.20%, 8/15/13 (Prerefunded 8/15/01!)                100          101

       7.75%, 8/15/09 (Prerefunded 8/15/01!)                145          150

       7.75%, 8/15/15 (Prerefunded 8/15/01!)                125          129

       9.50%, 8/1/02 (Prerefunded 8/1/01!)                3,920        4,063

       RAN, 5.00%, 4/12/01                                2,500        2,503

New York City Housing Dev.
     Brittany Dev., VRDN (Currently 3.00%)*
       (FNMA Guaranteed)                                  4,500        4,500

     Carnegie Park, VRDN (Currently 2.95%)
       (FNMA Guaranteed)                                  5,000        5,000

New York City IDA, American Civil Liberties Fac.
       VRDN (Currently 3.25%)                               862          862

New York City Municipal Water Fin. Auth.
       VRDN (Currently 3.05%) (FGIC Insured)                300          300

       7.00%, 6/15/15 (Prerefunded 6/15/01!)                 50           51

       7.10%, 6/15/12 (Prerefunded 6/15/01!)                750          764

       7.375%, 6/15/13 (Prerefunded 6/15/01!)               500          513

     Water & Sewer System
       VRDN (Currently 3.49%) (FGIC Insured)              5,000        5,000

New York City Transitional Fin. Auth.
       VRDN (Currently 3.30%)                             5,000        5,000

     Future Tax, 4.20%, 11/1/01                             150          151

New York City Trust Cultural Resources
     American Museum of National History
       VRDN (Currently 2.80%) (MBIA Insured)              1,000        1,000

       4.50%, 7/1/01 (AMBAC Insured)                      2,300        2,300

New York State, GO
       4.30%, 10/4/01                                     1,300        1,300

       4.35%, 8/1/01                                      2,000        2,000

New York State Energy Research & Dev. Auth., PCR
       VRDN (Currently 2.95%)                             2,100        2,100

New York State Environmental Fac.
     Water Revolving Fund, 5.00%, 6/15/01                   100          100

New York State Housing Fin. Agency
       VRDN (Currently 2.90%) *                           5,300        5,300

       7.80%, 9/15/11 (Prerefunded 3/15/01!)                110          112

     Normandie Court II Multi-Family
       VRDN (Currently 3.00%) *                           2,000        2,000

     State Univ. Construction
       7.80%, 11/1/01 (Escrowed to Maturity)                100          103

     West End Avenue Housing
       VRDN (Currently 3.00%) *                           1,200        1,200

New York State Local Gov't Assistance
       7.00%, 4/1/04 (Prerefunded 4/1/01!)                  100          102

       7.00%, 4/1/16 (MBIA Insured)
       (Prerefunded 4/1/01!)                                 85           87

       7.00%, 4/1/21 (Prerefunded 4/1/01!)                   50           51

       7.25%, 4/1/07 (Prerefunded 4/1/01!)                  300          307

       7.25%, 4/1/18 (Prerefunded 4/1/01!)                1,000        1,024

New York State Local Gov't Assistance
       7.25%, 4/1/18 (MBIA Insured)
       (Prerefunded 4/1/01!)                                160          164

       7.375%, 4/1/12 (Prerefunded 4/1/01!)                 800          818

       7.50%, 4/1/20 (Prerefunded 4/1/01!)                4,200        4,242

       7.50%, 4/1/20 (MBIA Insured)

       (Prerefunded 4/1/01!)                                100          102

New York State Medical Care Fac., Mental Health Services
       7.30%, 2/15/21 (Prerefunded 8/15/01!)              1,075        1,114

New York State Mortgage Agency, Homeowner Mortgage
       5.05%, 4/1/01 *                                    1,160        1,162

New York State Power Auth.
       VRDN (Currently 3.00%)                             4,000        4,000

       4.30%, 9/4/01                                      1,575        1,573

       6.00%, 1/1/03 (Prerefunded 1/1/02!)                   50           52

New York State Thruway Auth.
       5.25%, 4/1/01 (FGIC Insured)                         200          200

     TECP, 3.20%, 3/27/01                                 5,000        5,000

New York State Urban Dev.
       7.50%, 4/1/11 (Prerefunded 4/1/01!)                  450          461

     State Fac., 7.50%, 4/1/20 (Prerefunded 4/1/01!)        365          373

Port Auth. of New York and New Jersey
       4.00%, 11/15/01 *                                  3,225        3,239

       5.10%, 8/1/01                                        100          100

     TECP, 4.10%, 3/7/01 *                                1,070        1,070

Port Washington Union Free School Dist., GO, TAN
       5.00%, 6/28/01                                     1,000        1,002

St. Lawrence County IDA, ALCOA, VRDN (Currently 3.5%)*    1,700        1,700

Suffolk County Water Auth., BAN, VRDN (Currently 2.90%)   3,000        3,000

Triborough Bridge & Tunnel Auth
       VRDN (Currently 3.00%) (FSA Insured)               5,000        5,000

       VRDN (Currently 3.37%)                               545          545

                                                                     113,890


T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities

98.8% of Net Assets (Cost $113,890)                                  113,890

Other Assets Less Liabilities                                          1,384

NET ASSETS                                                           115,274

Net Assets Consist of:
Accumulated net investment income - net of distributio                     3

Accumulated net realized gain/loss - net of distributi                    (4)

Paid-in-capital applicable to 115,278,068 no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized                                          115,275

NET ASSETS                                                           115,274

NET ASSET VALUE PER SHARE                                               1.00


         *        Interest subject to alternative minimum tax
         !        Used in determining portfolio maturity
         AMBAC    AMBAC Indemnity Corp.
         BAN      Bond Anticipation Note
         FGIC     Financial Guaranty Insurance Company
         FNMA     Federal National Mortgage Association
         FSA      Financial Security Assurance Corp.
         GO       General Obligation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Investors Assurance Corp.
         PCR      Pollution Control Revenue
         RAN      Revenue Anticipation Note
         TAN      Tax Anticipation Note
         TECP     Tax-Exempt Commercial Paper
         VRDN     Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                              February 28, 2001

Statement of Net Assets                                        Par      Value
--------------------------------------------------------------------------------
                                                                In thousands

NEW YORK  99.6%

Dormitory Auth. of the State of New York
     City Univ., 5.75%, 7/1/11 (AMBAC Insured)         $  2,000     $  2,234

     Columbia Univ
       5.00%, 7/1/18                                      1,000        1,001

       5.00%, 7/1/22                                      2,500        2,468

     Lutheran Home
       5.50%, 8/1/20 (MBIA Insured)                       1,000        1,026

     Maimonides Medical Center
       5.75%, 8/1/35 (MBIA Insured)                       1,500        1,546

     Memorial Sloan, VRDN (Currently 3.00%)                 600          600

     Mount Sinai Health, 6.50%, 7/1/25                    1,000        1,062

     New York Medical College
       5.25%, 7/1/12 (MBIA Insured)                       2,110        2,222

     Nyack Hosp., 6.00%, 7/1/06                           2,000        2,053

     Rockefeller Univ. Ed. Fac
       5.00%, 7/1/28                                      1,000          976

       6.75%, 7/1/11 (Prerefunded 7/1/01!)                1,365        1,408

     State Univ
       7.50%, 5/15/11                                     1,555        1,853

       7.50%, 5/15/11 (Prerefunded 5/15/05!)                745          924

     St. Johns Univ., 4.75%, 7/1/28 (MBIA Insured)        2,500        2,283

     Univ. Ed. Fac., 5.25%
       5/15/15 (AMBAC Insured)                            2,000        2,119

     Univ. of Rochester
       Zero Coupon, 7/1/15 (MBIA Insured)                 1,970        1,252

     Upstate Community College
       5.00%, 7/1/28 (MBIA Insured)                       2,000        1,931

     Westchester County Court Fac
       5.25%, 8/1/14                                      2,500        2,596

       5.25%, 8/1/15                                      2,000        2,062

       5.25%, 8/1/16                                      4,250        4,350

Dutchess County IDA
       Bard College Civic Fac., 5.75%, 8/1/30             1,750        1,802

       Vassar College, 5.35%, 9/1/40                      3,000        2,995

Essex County IDA, PCR, 5.70%, 7/1/16 *                    1,850        1,925

Great Neck Water Auth., VRDN (Currently 2.90%)
       (FGIC Insured)                                     1,285        1,285

Huntington Housing Auth., Gurwin Jewish Senior Residences
       6.00%, 5/1/39                                        750          621

Long Island Power Auth.
     New York Electric Systems
       5.50%, 12/1/06 (AMBAC Insured)                     2,000        2,158

       Zero Coupon, 6/1/17 (FSA Insured)                  2,000          880

       5.25%, 12/1/26                                     1,000          986

       5.25%, 12/1/26 (AMBAC Insured)                     5,000        4,986

Metropolitan Transportation Auth.
       5.25%, 4/1/14 (FGIC Insured)                       4,540        4,727

     Commuter Fac., 5.00%, 7/1/11 (AMBAC Insured)         2,000        2,083

     Transit Fac., 4.75%, 7/1/16 (FSA Insured)            1,750        1,722

     Transportation Fac., 5.875%, 7/1/27
       (MBIA Insured)                                     2,300        2,438

Mount Sinai Union Free School Dist., GO
       6.20%, 2/15/17 (AMBAC Insured)                     1,025        1,183

       6.20%, 2/15/18 (AMBAC Insured)                       515          595

Nassau County, GO
       6.50%, 11/1/13
       (FGIC Insured) (Prerefunded 11/1/04!)              1,500        1,689

       7.00%, 3/1/04                                      1,500        1,616

     Sewer Dist., 6.50%, 3/1/03                             620          648

Nassau County IDA
     Cold Spring Harbor, VRDN (Currently 2.95%)           1,500        1,500

     Hofstra Univ
       5.00%, 7/1/23 (MBIA Insured)                       2,000        1,946

       6.90%, 1/1/14 (Prerefunded 1/1/05!)                  350          395

       6.90%, 1/1/15 (Prerefunded 1/1/05!)                  375          424

New Rochelle, GO
       6.25%, 3/15/17 (MBIA Insured)                        375          398

       6.25%, 3/15/18 (MBIA Insured)                        400          424

       6.25%, 3/15/19 (MBIA Insured)                        425          450

New York City, GO
       VRDN (Currently 3.25%)                             1,100        1,100

       5.00%, 8/1/06                                      2,000        2,094

       5.75%, 10/15/13                                    1,105        1,178

       5.875%, 3/15/12                                    2,345        2,504

       6.00%, 8/1/12                                      1,000        1,078

       6.25%, 8/1/09                                      1,750        1,929

New York City, GO
       6.75%, 8/1/04                                      2,600        2,844

       7.625%, 2/1/14 (Prerefunded 2/1/02!)                 500          527

       7.75%, 8/15/15 (Prerefunded 8/15/01!)                 55           57

       7.75%, 8/15/15                                        35           36

New York City Health & Hosp., Health Systems Bonds
       5.25%, 2/15/17                                     1,060        1,042

New York City IDA
     American Airlines, 5.40%, 7/1/20 *                   1,500        1,362

     Horace Mann School, 4.90%, 7/1/13 (MBIA Insured)     1,320        1,339

     Terminal One Group Assoc., 6.00%, 1/1/19 *           2,500        2,591

     USTA National Tennis Center
       6.375%, 11/15/14 (FSA Insured)                     1,000        1,098

New York City Municipal Water Fin. Auth.
       5.00%, 6/15/17 (FGIC Insured)                      2,000        2,000

       5.875%, 6/15/26                                    4,000        4,182

       6.00%, 6/15/33                                     1,800        1,950

New York City Transitional Fin. Auth., Bank of New York
       VRDN (Currently 3.30%)                             1,000        1,000

     Future Tax
       5.75%, 8/15/19                                     5,000        5,317

       6.00%, 8/15/15 (FGIC Insured)                      1,000        1,105

New York City Trust for Cultural Resources
     American Museum of National History

       VRDN (Currently 2.80%) (MBIA Insured)              2,000        2,000

New York State Environmental Fac., PCR
     New York City Municipal Water, 7.50%, 6/15/12          500          511

     State Water Revolving Fund, 5.75%, 6/15/12           1,000        1,118

New York State Housing Fin. Agency
     State Univ
       7.375%, 9/15/21 (Prerefunded 3/15/02!)               150          159

     State Univ. Construction
       8.00%, 5/1/11 (Escrowed to Maturity)               1,000        1,258

New York State Local Gov't. Assistance
       5.375%, 4/1/16                                     5,000        5,079

       6.00%, 4/1/14                                      2,100        2,387

New York State Medical Care Fac. Fin. Agency
       6.125%, 2/15/14 (Prerefunded 2/15/04!)                95          100

New York State Medical Care Fac. Fin. Agency
     Mental Health Services
       6.375%, 8/15/10 (FGIC Insured)                         5            5

       (FGIC Insured) (Prerefunded 2/15/02!)                445          467

     New York Hosp., 6.50%, 8/15/29
       (AMBAC Insured) (Prerefunded 2/15/05!)             2,000        2,240

New York State Mortgage Agency
     Homeowner Mortgage
       5.70%, 10/1/17 *                                   2,120        2,203

       5.80%, 10/1/20 *                                   1,000        1,030

       5.85%, 10/1/18 *                                   1,185        1,242

       5.95%, 4/1/30 *                                    1,495        1,537

       6.35%, 10/1/30 *                                   2,500        2,656

       6.40%, 4/1/27 *                                      950        1,004

New York State Power Auth., 5.00%, 11/15/19               2,000        1,973

New York State Thruway Auth., Highway and Bridge
       5.00%, 4/1/17 (FGIC Insured)                       5,000        5,007

       5.50%, 4/1/18 (FGIC Insured)                       1,000        1,041

       5.50%, 4/1/17 (FGIC Insured)                       2,495        2,615

     Local Highway and Bridge
       5.375%, 4/1/14 (MBIA Insured)                      1,825        1,912

New York State Urban Dev., Senior Lien
       5.375%, 7/1/22                                     5,300        5,362

     Correctional Capital Fac
       6.00%, 1/1/15 (AMBAC Insured)                      4,000        4,396

       7.00%, 1/1/21 (Prerefunded 1/1/02!)                  500          525

Niagara County, GO
     Environmental Infrastructure
       5.25%, 8/15/14 (MBIA Insured)                        435          464

       5.25%, 8/15/15 (MBIA Insured)                        335          355

Niagara Frontier Transportation Airport Auth.
     Greater Buffalo Int'l. Airport
       6.125%, 4/1/14 (AMBAC Insured) *                   1,385        1,490

Nyack Union Free School Dist., GO
       5.25%, 12/15/13 (FGIC Insured)                     1,290        1,384

       5.25%, 12/15/15 (FGIC Insured)                       550          584

Oneida County IDA
     St. Elizabeth Medical Center
       5.50%, 12/1/10                                       500          454

Oneida County IDA
       5.625%, 12/1/09                                    1,000          938

       5.75%, 12/1/19                                     1,600        1,294

Port Auth. of New York & New Jersey
       5.50%, 9/1/12 (MBIA Insured) *                       900          944

       5.875%, 7/1/11 *                                   1,000        1,070

       5.875%, 9/15/15 (FGIC Insured) *                   2,000        2,119

       6.125%, 6/1/94                                     1,000        1,131

       6.50%, 10/1/01 *                                     400          405

       6.50%, 7/15/19 (FGIC Insured) *                    2,000        2,171

       6.50%, 11/1/26 *                                   1,500        1,542

       6.75%, 10/1/11 *                                   2,000        2,062

       6.75%, 4/15/26 (MBIA Insured) *                      500          507

Rochester New York, GO
       5.00%, 2/15/14 (MBIA Insured)                        110          114

       5.00%, 2/15/15 (MBIA Insured)                        110          113

       5.00%, 2/15/16 (MBIA Insured)                        110          112

       5.00%, 2/15/18 (MBIA Insured)                        110          111

       5.00%, 2/15/19 (MBIA Insured)                        110          110

       5.00%, 2/15/20 (MBIA Insured)                        110          109

       5.00%, 2/15/21 (MBIA Insured)                        110          109

       5.00%, 2/15/22 (MBIA Insured)                        110          109

       5.00%, 2/15/23 (MBIA Insured)                        110          109

       5.00%, 2/15/24 (MBIA Insured)                        110          108

       5.00%, 2/15/26 (MBIA Insured)                        110          108

       5.00%, 2/15/27 (MBIA Insured)                        135          133

       5.00%, 2/15/28 (MBIA Insured)                        135          132

Suffolk County IDA, Jeffersons Ferry,
       7.20%, 11/1/19                                     2,000        1,987

Suffolk County Judicial Fac.,
     John P. Cohalan Complex
       5.75%, 4/15/14 (AMBAC Insured)                     4,510        4,914

Suffolk County Water Auth., Waterworks Revenue
       5.125%, 6/1/26 (FGIC Insured)                      1,350        1,330

Syracuse IDA, St. Joseph's Hosp. Health Center
       7.50%, 6/1/18 (Prerefunded 6/1/01!)                1,000        1,030

Tompkins County IDA, Cornell Univ.,
       5.75%, 7/1/3                                       2,000        2,121

Triborough Bridge & Tunnel Auth.
       VRDN (Currently 3.00%) (FSA Insured)               2,000        2,000

       5.00%, 1/1/20                                      2,060        2,055

United Nations Dev.
       5.30%, 7/1/11                                        910          911

       5.40%, 7/1/14                                        865          865

Westchester County Health Care, GO,
       5.375%, 11/1                                       4,000        4,071

Westchester County IDA
       Hebrew Hospital, 7.375%, 7/1/30                    1,250        1,241

       Wheelabrator, 6.00%, 7/1/08 (AMBAC Insured) *        730          799

Yonkers IDA, Civic Fac., St. Joseph Hosp.,
       6.20%, 3/1/20                                      1,000          862

Total New York (Cost  $193,447)                                      204,579


PUERTO RICO  1.1%

Puerto Rico Commonwealth
     Highway & Transportation Auth
       5.00%, 7/1/36                                      1,000          962

       6.375%, 7/1/08 (FSA Insured)                       1,000        1,051

     Infrastructure Fin. Auth., Special Tax

       7.75%, 7/1/08                                        340          345

Total Puerto Rico (Cost  $2,190)                                       2,358


Total Investments in Securities

100.7% of Net Assets (Cost  $195,637)                               $206,937

Futures Contracts

                                          Contract      Unrealized
                           Expiration     Value         Gain (Loss)

Short, 10 ten-year
Treasury contracts,
$25,000 par of 6.50%
Nassau County
bonds pledged as
initial margin                   3/16       $(1,063)         $(21)

Net payments (receipts)
of variation
margin to date                                               16

Variation margin receivable
(payable) on open futures
contracts                                                                 (5)

Other Assets Less Liabilities                                         (1,470)

NET ASSETS                                                          $205,462
                                                                    --------


T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Net Assets Consist of:

Accumulated net investment income - net of distributions                  41

Accumulated net realized gain/loss - net of distributions             (5,582)

Net unrealized gain (loss)                                            11,279

Paid-in-capital applicable to 18,750,015 no par value shares of beneficial interest outstanding; unlimited number of shares
authorized                                                           199,724

NET ASSETS                                                          $205,462
                                                                    --------


NET ASSET VALUE PER SHARE                                           $  10.96
                                                                    --------


         *        Interest subject to alternative minimum tax
         !        Used in determining portfolio maturity
         AMBAC    AMBAC Indemnity Corp.
         FGIC     Financial Guaranty Insurance Company
         FSA      Financial Security Assurance Corp.
         GO       General Obligation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Investors Assurance Corp.
         PCR      Pollution Control Revenue
         VRDN     Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands                                         Money Fund    Bond Fund
                                                           Year         Year
                                                          Ended        Ended
                                                        2/28/01      2/28/01

Investment Income (Loss)

Interest income                                           4,510       10,682

Expenses
  Investment management                                     418          795
  Custody and accounting                                     89          101
  Shareholder servicing                                      74          125
  Legal and audit                                            12           12
  Prospectus and shareholder reports                         11           23
  Registration                                                7           11
  Trustees                                                    5            6
  Miscellaneous                                              14            4

  Total expenses                                            630        1,077

  Expenses paid indirectly                                   (4)          (2)

  Net expenses                                              626        1,075

Net investment income (loss)                              3,884        9,607

Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
  Securities                                                 (2)         821
  Futures                                                     -          (33)

  Net realized gain (loss)                                   (2)         788

Change in net unrealized gain or loss
  Securities                                                  -       12,924
  Futures                                                     -          (21)
  Change in net unrealized gain or loss                       -       12,903

Net realized and unrealized gain (loss)                      (2)      13,691

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                    3,882       23,298


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds

Statement of Changes in Net Assets
In thousands                           Money Fund                Bond Fund
                                 Year                      Year
                                Ended                     Ended
                              2/28/01      2/29/00      2/28/01      2/29/00

Increase (Decrease)
 in Net Assets

Operations
  Net investment
  income (loss)              $  3,884     $  2,981     $  9,607     $ 10,140
  Net realized
  gain (loss)                      (2)         -            788       (6,145)
  Change in net
  unrealized gain or loss         -            -         12,903      (14,035)

  Increase (decrease) in
  net assets from
  operations                    3,882        2,981       23,298      (10,040)

Distributions to shareholders
  Net investment income        (3,884)      (2,981)      (9,607)     (10,140)
  Net realized gain              -            -            -            (198)
  Decrease in net assets
  from distributions           (3,884)      (2,981)      (9,607)     (10,338)

Capital share transactions *
  Shares sold                  90,057       84,976       38,158       49,752
  Distributions reinvested      3,741        2,890        7,332        8,112
  Shares redeemed             (93,046)     (79,461)     (33,962)     (73,253)
  Increase (decrease) in
  net assets from capital
  share transactions              752        8,405       11,528      (15,389)

Net Assets

Increase (decrease)
during period                     750        8,405       25,219      (35,767)
Beginning of period           114,524      106,119      180,243      216,010

  End of period              $115,274     $114,524     $205,462     $180,243

*Share information

  Shares sold                  90,057       84,976        3,585        4,624
  Distributions reinvested      3,741        2,890          692          767
  Shares redeemed             (93,046)     (79,461)      (3,197)      (6,964)

  Increase (decrease)
  in shares outstanding           752        8,405        1,080       (1,573)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
                                                             February 28, 2001
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The New York Tax-Free Money Fund (the Money Fund) and the New York Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the corporation and commenced operations on August 28, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes. The Bond Fund seeks to provide the highest level of income exempt from federal, New York state, and New York City income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade New York municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation

     Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts

     Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by each fund as of March 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized. Upon adoption, each fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the funds' net assets or results of operations.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts

     During the year ended February 28, 2001, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $74,767,000 and $65,579,000, respectively, for the year ended February 28, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the Money Fund has $2,000 of capital loss carryforwards, all of which expires in 2005. As of February 28, 2001, the Bond Fund has $5,533,000 of capital loss carryforwards, $3,767,000 of which expires in 2008, and $1,766,000 in 2009. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 2001. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net investment income                      $31,000
     Undistributed net realized gain                          (31,000)

     At February 28, 2001, the costs of investments for the Money and Bond Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $113,890,000 and $195,637,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $11,300,000 at period end, of which $12,024,000 related to appreciated investments and $724,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $31,000 and $65,000 were payable at February 28, 2001 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2001, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $60,000 of management fees were not accrued by the Money Fund for the year ended February 28, 2001. At February 28, 2001, unaccrued fees in the amount of $130,000 remain subject to reimbursement by the Money Fund through February 28, 2003.

     In addition, each fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $126,000 and $164,000, respectively, for the year ended February 28, 2001, of which $11,000 and $12,000, respectively, were payable at period-end.


Tax Information (Unaudited) for the Tax Year Ended 2/28/01
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Money Fund's distributions to shareholders included $3,915,000 which qualified as exempt-interest dividends.

     The Bond Fund's distributions to shareholders included $9,562,000 which qualified as exempt-interest dividends.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New York Tax-Free Money Fund and New York Tax-Free Bond Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Free Money Fund and New York Tax-Free Bond Fund (two of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Funds") at February 28, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2001


For fund and account information
or to conduct transactions,
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By touch-tone telephone
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plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

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T. Rowe Price Investment Services, Inc., Distributor.        C04-050  2/28/01